Oppenheimer Institutional Money Market Fund
Supplement dated December 31, 2008 to the
Prospectus dated September 26, 2008

This amends the Prospectus of Oppenheimer Institutional Money Market Fund (the “Fund”) dated September 26, 2008 and is in addition to the supplements dated December 10, 2008 and November 17, 2008:

1.     In the section titled “Fees and Expenses of the Fund” on page 5, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Fund is Managed – Advisory Fees,” on beginning on page 10, the following is added to the end of the first paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

December 31, 2008                                                                                               PS0647.007